UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2024

SYNOPSYS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-19807	56-1546236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

675 Almanor Ave.
Sunnyvale, California 94085
(Address of Principal Executive Offices) (Zip Code)

(650) 584-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value of $0.01 per share)	SNPS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

As previously announced, Synopsys, Inc. (“Synopsys”) hosted an investor day on March 20, 2024. The investor day included presentations by Sassine Ghazi, President and Chief Executive Officer, Shelagh Glaser, Chief Financial Officer, and certain other members of senior management.

A replay of the webcast is available on the Investor Relations page of Synopsys’ website at https://investor.synopsys.com/overview/default.aspx, and a copy of the presentation slides, which were discussed at the investor day, is furnished herein as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information contained in Item 7.01 of this report, including the information in Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended (the “Securities Act”).

Item 8.01.	Other Events.

On March 20, 2024, Synopsys announced that, following the completion of previously announced strategic portfolio review, Synopsys’ Board of Directors has approved the initiation of a sale process of Synopsys’ Software Integrity business.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Investor Day Presentation Slides, dated March 20, 2024

104	Cover Page Interactive Data File (formatted as Inline XBRL).

Important Information and Where to Find It

This communication relates to a proposed transaction between Synopsys and Ansys. In connection with the proposed transaction, Synopsys filed a preliminary registration statement on Form S-4 (File No. 333-277912) with the U.S. Securities and Exchange Commission (the “SEC”) on March 14, 2024, that included a prospectus with respect to the shares of common stock of Synopsys to be issued in the proposed transaction and a proxy statement of Ansys and is referred to as the proxy statement/prospectus. Each party may also file other documents regarding the proposed transaction with the SEC. The registration statement has not yet become effective and the proxy statement /prospectus included therein is in preliminary form. This communication is not a substitute for the proxy statement/prospectus or registration statement or any other document that Synopsys or Ansys may file with the SEC. The definitive proxy statement/prospectus (if and when available) will be mailed to all Ansys stockholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the registration statement, proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Synopsys or Ansys through the website maintained by the SEC at www.sec.gov.

The documents filed by Synopsys with the SEC also may be obtained free of charge at Synopsys’ website at https://investor.synopsys.com/overview/default.aspx or upon written request to Synopsys at Synopsys, Inc., 675 Almanor Avenue, Sunnyvale, California 94085, Attention: Investor Relations. The documents filed by Ansys with the SEC also may be obtained free of charge at Ansys’ website at https://investors.ansys.com/ or upon written request to kelsey.debriyn@ansys.com.

Participants in the Solicitation

Synopsys, Ansys and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Ansys’ stockholders in connection with the proposed transaction. Information about Ansys’ directors and executive officers and their ownership of Ansys’ common stock is set forth in Ansys’ proxy statement for its 2023 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on March 28, 2023. To the extent that holdings of Ansys’ securities have changed since the amounts printed in Ansys’ proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information about Synopsys’ directors and executive officers is set forth in Synopsys’ proxy statement for its 2024 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on February 16, 2024 and Synopsys’ subsequent filings with the SEC. Additional information regarding the direct and indirect interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the preliminary proxy statement/prospectus filed on March 14, 2024 by Synopsys and the final version and any other relevant documents that are filed with the SEC relating to the proposed transaction. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Synopsys and Ansys, including, but not limited to, statements regarding the proposed transaction; the anticipated market demand and outlook, products and business lines of Synopsys, Ansys and the combined company, and the benefits of and cost and revenue synergies from the proposed transaction to Synopsys; combined company financial information; long-term leverage and debt paydown targets; short-term and long-term financial targets of Synopsys’ Ansys and the combined company; Synopsys’ expectations and objectives; strategies related to Synopsys’ and Ansys’ products, technology and services; market, software, opportunities, strategies and technological trends and their potential impacts on total addressable markets, products and business lines, such as artificial intelligence; customer demand and market expansion of each of Synopsys and Ansys and the combined company; Synopsys’ planned product releases and capabilities; industry growth rates; the current and projected total addressable markets of Synopsys and certain of its segments, Ansys and the combined company; and Synopsys’ plans to divest its Software Integrity Group segment. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions or the negatives of these words or other comparable terminology to convey uncertainty of future events or outcomes. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many risks, uncertainties and other factors could cause actual future events to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, anticipated tax treatment and unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, pricing trends, future prospects, credit ratings, business and management strategies which may adversely affect each of Synopsys’ and Ansys’ business, financial condition, operating results and the price of their common stock, (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of Ansys and the receipt of certain governmental and regulatory approvals on the terms expected, in a timely manner, or at all, (iii) the risk that such regulatory approvals may result in the imposition of conditions that could adversely affect, following completion of the proposed transaction (if completed), the combined company or the expected benefits of the proposed transaction (including as noted in any forward-looking financial information), (iv) uncertainties as to access to available financing (including any future refinancing of Ansys’ or the combined company’s debt) to consummate the proposed transaction upon acceptable terms and on a timely basis or at all, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (vi) the effect of the announcement or pendency of the proposed transaction on Ansys’ or Synopsys’ business relationships, competition, business, financial condition, and operating results, (vii) risks that the proposed transaction disrupts current plans and operations of Ansys or Synopsys and the ability of Ansys or Synopsys to retain and hire key personnel, (viii) risks related to diverting either management team’s attention from ongoing business operations of Ansys or Synopsys, (ix) the outcome of any legal proceedings that may be instituted against Ansys or Synopsys related to the merger agreement or the proposed transaction, (x) the ability of Synopsys to successfully integrate Ansys’ operations and product lines, (xi) the ability of Synopsys to implement its plans, forecasts, expected financial performance and other expectations with respect to Ansys’ business or the combined business after the completion of the proposed mergers and realize the benefits expected from the proposed transaction (if completed) as well as manage the scope and size of the combined company, (xii) the ability of Synopsys to manage additional debt and debt covenants as well as successfully de-lever following the proposed transaction and the outcome of any strategic review and any resulting proposed transactions, (xiii) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction, (xiv) macroeconomic conditions and geopolitical uncertainty in the global economy, (xv) uncertainty in the growth of the semiconductor, electronics and artificial intelligence industries, (xvi) the highly competitive industries Synopsys and Ansys operate in, (xvii) actions by the U.S. or foreign governments, such as the imposition of additional export restrictions or tariffs, (xviii) consolidation among Synopsys’ customers and Synopsys’ dependence on a relatively small number of large customers, (xix) the evolving legal, regulatory and tax regimes under which Ansys and Synopsys operate and (xx) restrictions during the pendency of the proposed transaction that may impact Ansys’ or Synopsys’ ability to pursue certain business opportunities or strategic transactions. The foregoing list of risks, uncertainties and factors is not exhaustive. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Synopsys and Ansys described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond Synopsys’ and Ansys’ control, and are not guarantees of future results. Readers are cautioned not to put undue reliance on forward-looking statements, and Synopsys and Ansys assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Neither Synopsys nor Ansys gives any assurance that either Synopsys or Ansys will achieve its expectations.

Non-GAAP Financial Information

This communication certain forward looking financial measures that are not in accordance with the U.S. generally accepted accounting principles (“GAAP”). It also includes future estimated ranges for non-GAAP expenses, non-GAAP tax rate, non-GAAP earnings per diluted share and free cash flow.

•

Adjusted EBITDA is calculated as GAAP Operating Income excluding depreciation and amortization, stock compensation, non-qualified deferred compensation plan, acquisition-related costs and restructuring charges

•	Free Cash Flow is calculated as cash provided from operating activities less capital expenditures and capitalization of software development costs

•	Free Cash Flow Margin (“FCF Margin”) is calculated as FCF for a period divided by revenue for the same period.

•	FCF Margin Expansion is calculated as the difference in FCF margins between two periods

•	Unlevered Free Cash Flow (“uFCF”) is calculated as Free Cash Flow excluding tax-effected cash net interest

•	uFCF Margin is calculated as Unlevered Free Cash Flow for a period divided by revenue for the same period

•

Non-GAAP Earnings Per Share (“EPS”) is calculated as GAAP net income excluding amortization of intangible assets, stock compensation, acquisition-related costs, restructuring charges, and legal matters, adjusted for the difference between GAAP and non-GAAP tax rates, divided by fully diluted outstanding shares

•	Non-GAAP EPS CAGR is calculated as the average annual growth rate of non-GAAP EPS over a period of time

•

Non-GAAP Operating Income is calculated as GAAP Operating Income, excluding amortization of intangible assets, stock compensation, non-qualified deferred compensation plan, acquisition-related costs and restructuring charges

•	Non-GAAP Operating Margin is Non-GAAP Operating income for a period divided by revenue for the same period

Synopsys continues to provide all information required in accordance with GAAP but acknowledges evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Synopsys and Ansys present non-GAAP financial measures to provide their investors with an additional tool to evaluate Synopsys’ and Ansys’ respective operating results in a manner that focuses on what Synopsys and Ansys each believe to be their respective core business operations and what Synopsys and Ansys each use to evaluate their respective business operations and for internal budgeting and resource allocation purposes. These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles, and management exercises judgment in determining which items should be excluded in the calculation of non-GAAP measures. The presentation of non-GAAP financial information is not meant to be considered in isolation from, as superior to or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. These non-GAAP financial measures are meant to supplement, and be viewed in conjunction with, the corresponding GAAP financial measures.

When possible with respect to non-GAAP financial measures presented with respect to historical periods, Synopsys provides a reconciliation of its historic non-GAAP financial measures to its most closely applicable GAAP financial measures in the documents filed with the SEC. Synopsys is unable to provide a reconciliation of certain non-GAAP projections, targets and guidance measures to the corresponding GAAP measures on a forward-looking basis because doing so would not be possible without unreasonable effort due to, among other things, the potential variability and limited visibility of the excluded items and expectations as to the financial of performance of Synopsys upon the completion of the proposed transaction. For the same reasons, Synopsys is unable to address the probable significance of the unavailable information. Synopsys is presenting forward looking non-GAAP financial measures for illustrative purposes and may not report on this basis going forward.

Combined company measures for historical periods are based on combining Synopsys’ historical financial results and Ansys’ historical or preliminary financial results, as applicable, without pro forma adjustments and are included for illustrative purposes in order to provide investors with estimates of what the combined company results could have been. Combined company estimates are not pro forma financial measures, are not prepared in accordance with Regulation S-X under the Securities Act and are not necessarily indicative of the results that actually would have been realized had Synopsys and Ansys been a single entity during the relevant periods.

Other Key Business Metrics

Annual Contract Value (“ACV”) is a key performance metric for Ansys and is useful to investors in assessing the strength and trajectory of the business. ACV is a supplemental metric to help evaluate the annual performance of the business. Over the life of the contract, ACV equals the total value realized from a customer. ACV is not impacted by the timing of license revenue recognition. ACV is used by Ansys’ management in financial and operational decision-making and in setting sales targets used for compensation. ACV is not a replacement for, and should be viewed independently of, GAAP revenue and deferred revenue as ACV is a performance metric and is not intended to be combined with any of these items. There is no GAAP measure comparable to ACV.

ACV is composed of the following: 1) the annualized value of maintenance and subscription lease contracts with start dates or anniversary dates during the period, plus; 2) the value of perpetual license contracts with start dates during the period, plus; 3) the annualized value of fixed-term services contracts with start dates or anniversary dates during the period, plus; 4) the value of work performed during the period on fixed-deliverable services contracts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNOPSYS, INC.

Dated: March 20, 2024	By:	/s/ John F. Runkel, Jr.
	Name:	John F. Runkel, Jr.
	Title:	General Counsel and Corporate Secretary